Exhibit 99.2

NovaStar Home Equity Loan Asset-Backed Certificates,

Series 2005-2

$1,791,000,000 (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

Greenwich Capital Contacts:

Mortgage Finance	Phone	E-mail Address
Prue Larocca	(203) 622-3868	laroccp@gcm.com
Vinu Phillips	(203) 622-5626	philliv@gcm.com
Ara Balabanian	(203) 618-2435	ara.balabanian@gcm.com
Erin Maxwell	(203) 618-6112	erin.maxwell@gcm.com

Trading	Phone	E-mail Address
Ron Weibye	(203) 625-6160	weibyer@gcm.com
Peter McMullin	(203) 625-6160	peter.mcmullin@gcm.com

Structuring	Phone	E-mail Address
Rob Shugrue	(203) 622-5625	shugrur@gcm.com

Collateral Analytics	Phone	E-mail Address
Max Jaeger	(203) 618-2290	jaegerm@gcm.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
Becky Cao	(212) 438-2595	becky_cao@sandp.com
Brian Weller	(212) 438-1934	brian_weller@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Shelly Garg	(212) 553-7922	shelly.garg@moodys.com
Todd Swanson	(212) 553-3847	todd.swanson@moodys.com

Fitch	Phone	E-mail Address
Michele Patterson	(212) 908-0779	michele.patterson@fitchratings.com

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: May 18, 2005

$1,791,000,000 (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-2

Class(1,2,3)	Principal Balance ($)	WAL (Years) Call/Mat(4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P/Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
A-1A	781,000,000	[Not Marketed Hereby]		AAA / Aaa /AAA	October 2035	Floating Rate Super Senior
A-1B	195,300,000	[Not Marketed Hereby]		AAA / Aaa /AAA	October 2035	Floating Rate Senior Mezz
A-2A	206,300,000	1.00 / 1.00	1-20 / 1-20	AAA / Aaa /AAA	October 2035	Floating Rate Seq. Senior
A-2B	148,500,000	2.00 / 2.00	20-28 / 20-28	AAA / Aaa /AAA	October 2035	Floating Rate Seq. Senior
A-2C	103,000,000	3.10 / 3.10	28-59 / 28-59	AAA / Aaa /AAA	October 2035	Floating Rate Seq. Senior
A-2D	59,000,000	5.73 / 7.21	59-71 / 59-158	AAA / Aaa /AAA	October 2035	Floating Rate Seq. Senior
M-1	89,100,000	4.42 / 4.85	42-71 / 42-132	AA+ / Aa1/ AA+	October 2035	Floating Rate Subordinate
M-2	34,200,000	4.31 / 4.70	41-71 / 41-119	AA / Aa2 / AA+	October 2035	Floating Rate Subordinate
M-3	27,000,000	4.27 / 4.65	40-71 / 40-114	AA- / Aa3 /AA+	October 2035	Floating Rate Subordinate
M-4	33,300,000	4.23 / 458	39-71 / 39-109	A+ / A1 / AA	October 2035	Floating Rate Subordinate
M-5	24,300,000	4.20 / 4.51	39-71 / 39-102	A+/ A2/ AA-	October 2035	Floating Rate Subordinate
M-6	13,500,000	4.19 / 4.45	38-71 / 38-95	A / A3 / AA-	October 2035	Floating Rate Subordinate
M-7	13,500,000	4.17 / 4.39	38-71 / 38-91	A- / Baa1 / A+	October 2035	Floating Rate Subordinate
M-8	13,500,000	4.17 / 4.33	38-71 / 38-86	BBB+ / Baa2 / A	October 2035	Floating Rate Subordinate
M-9	13,500,000	4.16 / 4.23	37-71 / 37-79	BBB+ / Baa3 / A-	October 2035	Floating Rate Subordinate
M-10	18,000,000	4.00 / 4.00	37-71 / 37-71	BBB / NR / BBB+	October 2035	Floating Rate Subordinate
M-11	18,000,000	3.39 / 3.39	37-56 / 37-56	BBB-/ NR / BBB-	October 2035	Floating Rate Subordinate

Total:	1,791,000,000

(1)	The Class A-1A and Class A-1B Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)	The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are priced to call. The margin on the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates will increase by 1.5x after the clean-up call date.

(3)	See “Available Funds Cap Rate” herein.

(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Issuer:	NovaStar Mortgage Funding Trust, Series 2005-2.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriter:	Morgan Stanley & Co. Incorporated.

Trustee:	JPMorgan Chase Bank, N.A.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Custodian:	Wachovia Bank, N.A.

Hedge Providers:	Greenwich Capital Derivatives, Inc. (“GCD”) and Wachovia Bank, N.A. (“Wachovia”).

Offered Certificates:	The Class A-1A and Class A-1B Certificates (together, the “Group I Certificates”), the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the “Group II Certificates”, and together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates (collectively, the “Subordinate Certificates”). The Senior Certificates together with the Subordinate Certificates are referred to herein as the “Offered Certificates.” The Group I Certificates are not marketed hereby.

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on May 1, 2005, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about May [20], 2005.

Expected Closing Date:	On or about May [27], 2005.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in June 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions:
FRM Loans (100% PPC): 2% - 25% CPR over 10 months, 25% CPR thereafter
ARM Loans (100% PPC): 2% - 30% CPR over 12 months, 30% CPR months 13-22, 60%
CPR months 23-28, 35% CPR month 29 and thereafter

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $972,777,258, of which: (i) approximately $636,072,919 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $336,704,339 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans,” together with the Group I Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 16.62% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan simultaneously to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Pre-funding Amount:	On the Closing Date, the Seller will deposit approximately $827,222,742 (the “Pre-funding Amount”), which will consist of approximately $540,898,731 related to Group I and approximately $286,324,011 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) August [24], 2005.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) in the case of (a) the Offered Certificates other than the Group I Certificates, [11.00]% and (b) the Group I Certificates, [13.00]%.

Group I Available Funds Cap Rate:

The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the sum of (x) net swap payments owed to the Hedge Providers and (y) cap fixed rate payments owed to the Hedge Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

Group II Available Funds Cap Rate:

The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the sum of (x) net swap payments owed to the Hedge Providers and (y) cap fixed rate payments owed to the Hedge Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available
Funds Cap Rate:	The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate and the Group II Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage Loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group with an aggregate principal balance greater than zero.

Available Funds
Cap Shortfall:	If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is generally required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $725,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Hedge Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Hedge Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Hedge Provider	Notional Amount ($)	Fixed Rate	Maturity Date
Wachovia	80,000,000	3.5800%	January 2007
Greenwich	25,000,000	3.6300%	February 2007
Wachovia	80,000,000	3.6655%	February 2007
Greenwich	80,000,000	3.6700%	February 2007
Wachovia	80,000,000	3.9400%	March 2007
Greenwich	80,000,000	4.0850%	March 2007
Wachovia	80,000,000	4.2200%	April 2007
Greenwich	80,000,000	4.3100%	April 2007
Wachovia	20,000,000	3.7770%	January 2008
Wachovia	20,000,000	3.8180%	February 2008
Greenwich	20,000,000	3.8325%	February 2008
Wachovia	20,000,000	4.1110%	March 2008
Greenwich	20,000,000	4.2950%	March 2008
Wachovia	20,000,000	4.4000%	April 2008
Greenwich	20,000,000	4.5100%	April 2008

Although the notional amount of $725,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date. The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Amount ($)	W.A. Fixed Rate
June 2005	725,000,000	3.94932%
July 2005	725,000,000	3.94932%
August 2005	725,000,000	3.94932%
September 2005	725,000,000	3.94932%
October 2005	725,000,000	3.94932%
November 2005	725,000,000	3.94932%
December 2005	725,000,000	3.94932%
January 2006	725,000,000	3.94932%
February 2006	725,000,000	3.94932%
March 2006	725,000,000	3.94932%
April 2006	725,000,000	3.94932%
May 2006	725,000,000	3.94932%
June 2006	725,000,000	3.94932%
July 2006	725,000,000	3.94932%
August 2006	725,000,000	3.94932%
September 2006	725,000,000	3.94932%
October 2006	725,000,000	3.94932%
November 2006	725,000,000	3.94932%
December 2006	725,000,000	3.94932%
January 2007	725,000,000	3.94932%
February 2007	645,000,000	3.99513%
March 2007	460,000,000	4.12885%
April 2007	300,000,000	4.19090%
May 2007	140,000,000	4.10621%
June 2007	140,000,000	4.10621%
July 2007	140,000,000	4.10621%
August 2007	140,000,000	4.10621%
September 2007	140,000,000	4.10621%
October 2007	140,000,000	4.10621%
November 2007	140,000,000	4.10621%
December 2007	140,000,000	4.10621%
January 2008	140,000,000	4.10621%
February 2008	120,000,000	4.16108%
March 2008	80,000,000	4.32900%
April 2008	40,000,000	4.45500%

If on any Distribution Date the aggregate of the swap and cap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:	On the Closing Date, the Trustee will enter into multiple “Cap Agreements” with an initial aggregate notional amount of $320,000,000. Under each Cap Agreement, the trust shall make a payment equal to the fixed rate shown below on the related cap notional amount to the related Hedge Provider and the trust will receive a payment, should One Month LIBOR exceed the related strike rate, equal to the difference between One Month LIBOR and the related strike rate, from the related Hedge Provider, on each Distribution Date, until the related cap is retired.

Hedge Provider	Notional Amount ($)	Fixed Rate	Strike Rate	Maturity Date
Greenwich	80,000,000	0.3080%	3.600%	February 2007
Wachovia	100,000,000	0.3490%	3.700%	February 2007
Greenwich	80,000,000	0.3450%	4.150%	March 2007
Greenwich	20,000,000	0.4140%	3.750%	February 2008
Wachovia	20,000,000	0.4510%	3.900%	February 2008
Greenwich	20,000,000	0.4500%	4.350%	March 2008

Although the notional amount of $320,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, the caps may not be assigned to the trust on the Closing Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an aggregate cap notional amount schedule, a weighted average cap fixed rate schedule and a weighted average strike rate schedule, calculated by aggregating all the individual caps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Amount ($)	W.A. Fixed Rate	W.A. Strike Rate
June 2005	320,000,000	0.35450%	3.84375%
July 2005	320,000,000	0.35450%	3.84375%
August 2005	320,000,000	0.35450%	3.84375%
September 2005	320,000,000	0.35450%	3.84375%
October 2005	320,000,000	0.35450%	3.84375%
November 2005	320,000,000	0.35450%	3.84375%
December 2005	320,000,000	0.35450%	3.84375%
January 2006	320,000,000	0.35450%	3.84375%
February 2006	320,000,000	0.35450%	3.84375%
March 2006	320,000,000	0.35450%	3.84375%
April 2006	320,000,000	0.35450%	3.84375%
May 2006	320,000,000	0.35450%	3.84375%
June 2006	320,000,000	0.35450%	3.84375%
July 2006	320,000,000	0.35450%	3.84375%
August 2006	320,000,000	0.35450%	3.84375%
September 2006	320,000,000	0.35450%	3.84375%
October 2006	320,000,000	0.35450%	3.84375%
November 2006	320,000,000	0.35450%	3.84375%
December 2006	320,000,000	0.35450%	3.84375%
January 2007	320,000,000	0.35450%	3.84375%
February 2007	320,000,000	0.35450%	3.84375%
March 2007	140,000,000	0.38500%	4.08571%
April 2007	60,000,000	0.43833%	4.00000%
May 2007	60,000,000	0.43833%	4.00000%
June 2007	60,000,000	0.43833%	4.00000%
July 2007	60,000,000	0.43833%	4.00000%
August 2007	60,000,000	0.43833%	4.00000%
September 2007	60,000,000	0.43833%	4.00000%
October 2007	60,000,000	0.43833%	4.00000%
November 2007	60,000,000	0.43833%	4.00000%
December 2007	60,000,000	0.43833%	4.00000%
January 2008	60,000,000	0.43833%	4.00000%
February 2008	60,000,000	0.43833%	4.00000%
March 2008	20,000,000	0.45000%	4.35000%

If on any Distribution Date the aggregate of the swap and cap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Consists of the following:

1) Mortgage Insurance;

2) Excess Cashflow;

3) the Overcollateralization Amount; and

4) Subordination

Mortgage Insurance
Policies:	Approximately 67.59% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”). Approximately 26.05% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.36% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% of the original loan-to-value ratio of such mortgage loan.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement
Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	17.05	Class A	34.10
Class M-1	12.10	Class M-1	24.20
Class M-2	10.20	Class M-2	20.40
Class M-3	8.70	Class M-3	17.40
Class M-4	6.85	Class M-4	13.70
Class M-5	5.50	Class M-5	11.00
Class M-6	4.75	Class M-6	9.50
Class M-7	4.00	Class M-7	8.00
Class M-8	3.25	Class M-8	6.50
Class M-9	2.50	Class M-9	5.00
Class M-10	1.50	Class M-10	3.00
Class M-11	0.50	Class M-11	1.00

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required
Overcollateralization
Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to 0.50% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.

Crossover Date:	The earlier to occur of:

(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

(ii) the later to occur of:

a. the Distribution Date occurring in June 2008; and

b. the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 34.10%.

Senior Credit
Enhancement
Percentage:	The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

Limited
Cross-collateralization:	Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds [49.75]% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	2.00%	47	2.42%	57	2.83%	67	3.13%
38	2.04%	48	2.46%	58	2.88%	68	3.15%
39	2.08%	49	2.50%	59	2.92%	69	3.17%
40	2.13%	50	2.54%	60	2.96%	70	3.19%
41	2.17%	51	2.58%	61	3.00%	71	3.21%
42	2.21%	52	2.63%	62	3.02%	72	3.23%
43	2.25%	53	2.67%	63	3.04%	73 and after	3.25%
44	2.29%	54	2.71%	64	3.06%
45	2.33%	55	2.75%	65	3.08%
46	2.38%	56	2.79%	66	3.10%

Group I Trigger Event:	A “Group I Trigger Event” is in effect on any Distribution Date if (x) prior to the Crossover Date, cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than 2.00% or (y) a Trigger Event is in effect.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, second to the Class M-10 Certificates, third to the Class M-9 Certificates, fourth to the Class M-8 Certificates, fifth to the Class M-7 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates, eleventh to the Class M-1 Certificates, and twelfth, in the case of any remaining Realized Losses on the Group I Mortgage Loans, to the Class A-1B Certificates. Realized Losses will not be allocated to any of the Class A Certificates (except for the Class A-1B Certificates to the limited extent described above).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments and cap fixed rate payments owed to the Hedge Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class M-7 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class M-8 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class M-9 Certificates, thirteenth, monthly interest plus any previously unpaid interest to the Class M-10 Certificates and fourteenth, monthly interest plus any previously unpaid interest to the Class M-11 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)      Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount), as follows: monthly principal to the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-7 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-8 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-9 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-10 Certificates as described under “Principal Paydown” and then monthly principal to the Class M-11 Certificates as described under “Principal Paydown.”

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:	The related share of principal allocable to the Group I Certificates will be distributed as follows:

x)      If a Group I Trigger Event is not in effect, to the Class A-1A and Class A-1B Certificates, pro-rata, based on current certificate principal balances until their certificate principal balances are paid to zero, and

y) If a Group I Trigger Event is in effect:

1) First, to the Class A-1A Certificates until its certificate principal balance is reduced to zero, and

2) Second, to the Class A-1B Certificates until its certificate principal balance is reduced to zero.

The related share of principal allocable to the Group II Certificates will be distributed as follows: first to the Class A-2A Certificates until its certificate principal balance is reduced to zero, second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero, third, to the Class A-2C Certificates until its certificate principal balance is reduced to zero and fourth, to the Class A-2D Certificates until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class M-7 Certificates, (8) Class M-8 Certificates, (9) Class M-9 Certificates, (10) Class M-10 Certificates and (11) Class M-11 Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 34.10% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 24.20% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 20.40% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.40% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 13.70% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 11.00% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 9.50% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 8.00% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 6.50% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 5.00% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 3.00% credit enhancement and twelfth, to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 1.00% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i) the net swap payments owed to the Hedge Providers for such Distribution Date,

(ii) the cap fixed rate payments owed to the Hedge Providers for such Distribution Date,

(iii) any net swap payments received from the Hedge Providers for such Distribution Date,

(iv) any cap floating rate payments received from the Hedge Providers for such Distribution Date, and

(v) Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1) First, to the Hedge Providers, the net swap payments owed for such Distribution Date, if any.

2) Second, to the Hedge Providers, cap fixed rate payments owed for such Distribution Date.

3) Third, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.

4) Fourth, to the Hedge Providers, any termination payment.

5) Fifth, to the holders of the non-offered certificates, any remaining amounts.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Breakeven Losses

Class	M-1	M-2	M-3	M-4	M-5	M-6
Rating (S/M/F)	AA+ / Aa1/ AA+	AA / Aa2 /AA+	AA-/ Aa3 / AA+	A+ / A1 /AA	A+/A2/ AA-	A / A3 /AA-

Loss Severity	15%	15%	15%	15%	15%	15%
Default	80.23 CDR	62.10 CDR	50.58 CDR	38.97 CDR	31.93 CDR	28.38 CDR
Collateral Loss	13.30%	11.90%	10.77%	9.34%	8.29%	7.69%

Loss Severity	25%	25%	25%	25%	25%	25%
Default	35.72 CDR	29.63 CDR	25.35 CDR	20.60 CDR	17.46 CDR	15.79 CDR
Collateral Loss	14.80%	13.18%	11.89%	10.30%	9.12%	8.45%

Loss Severity	35%	35%	35%	35%	35%	35%
Default	22.80 CDR	19.37 CDR	16.86 CDR	13.97 CDR	12.00 CDR	10.92 CDR
Collateral Loss	15.49%	13.79%	12.44%	10.76%	9.53%	8.82%

Class	M-7	M-8	M-9	M-10	M-11
Rating (S/M/F)	A- / Baa1 / A+	BBB+ / Baa2 /A	BBB+ /Baa3 /A-	BBB /NR /BBB+	BBB-/NR / BBB-

Loss Severity	15%	15%	15%	15%	15%
Default	25.00 CDR	21.84 CDR	18.77 CDR	14.81 CDR	11.71 CDR
Collateral Loss	7.07%	6.44%	5.77%	4.83%	4.00%

Loss Severity	25%	25%	25%	25%	25%
Default	14.13 CDR	12.53 CDR	10.90 CDR	8.79 CDR	7.11 CDR
Collateral Loss	7.75%	7.05%	6.29%	5.25%	4.37%

Loss Severity	35%	35%	35%	35%	35%
Default	9.84 CDR	8.78 CDR	7.67 CDR	6.24 CDR	5.11 CDR
Collateral Loss	8.09%	7.35%	6.54%	5.45%	4.56%

Assumptions:

1)	Run at the Pricing Speed to Maturity

2)	Forward LIBOR

3)	Triggers are failing after the Crossover Date

4)	12 month liquidation lag

5)	“Break” is the CDR that creates the first dollar of principal loss on the related bond

6)	Defaults are in addition to prepayments

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-2A to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.50	1.20	1.00	0.87	0.79
MDUR (yr)	1.44	1.15	0.97	0.85	0.76
First Prin Pay	6/2005	6/2005	6/2005	6/2005	6/2005
Last Prin Pay	10/2007	5/2007	1/2007	10/2006	8/2006

Class A-2A to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.50	1.20	1.00	0.87	0.79
MDUR (yr)	1.44	1.15	0.97	0.85	0.76
First Prin Pay	6/2005	6/2005	6/2005	6/2005	6/2005
Last Prin Pay	10/2007	5/2007	1/2007	10/2006	8/2006

Class A-2B to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	3.53	2.42	2.00	1.76	1.56
MDUR (yr)	3.27	2.29	1.91	1.68	1.49
First Prin Pay	10/2007	5/2007	1/2007	10/2006	8/2006
Last Prin Pay	7/2010	10/2008	9/2007	6/2007	3/2007

Class A-2B to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	3.53	2.42	2.00	1.76	1.56
MDUR (yr)	3.27	2.29	1.91	1.68	1.49
First Prin Pay	10/2007	5/2007	1/2007	10/2006	8/2006
Last Prin Pay	7/2010	10/2008	9/2007	6/2007	3/2007

Class A-2C to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	7.29	4.81	3.10	2.24	2.01
MDUR (yr)	6.34	4.36	2.89	2.12	1.91
First Prin Pay	7/2010	10/2008	9/2007	6/2007	3/2007
Last Prin Pay	8/2015	2/2012	4/2010	11/2007	7/2007

Class A-2C to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	7.29	4.81	3.10	2.24	2.01
MDUR (yr)	6.34	4.36	2.89	2.12	1.91
First Prin Pay	7/2010	10/2008	9/2007	6/2007	3/2007
Last Prin Pay	8/2015	2/2012	4/2010	11/2007	7/2007

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-2D to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	11.89	7.91	5.73	3.34	2.26
MDUR (yr)	9.57	6.80	5.11	3.09	2.13
First Prin Pay	8/2015	2/2012	4/2010	11/2007	7/2007
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	10/2007

Class A-2D to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	14.56	9.89	7.21	4.28	2.26
MDUR (yr)	11.12	8.15	6.22	3.84	2.13
First Prin Pay	8/2015	2/2012	4/2010	11/2007	7/2007
Last Prin Pay	9/2029	11/2022	7/2018	7/2015	10/2007

Class M-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.43	4.42	4.44	3.28
MDUR (yr)	6.82	4.81	4.01	4.04	3.04
First Prin Pay	5/2009	7/2008	11/2008	7/2009	11/2007
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.84	5.99	4.85	4.98	5.34
MDUR (yr)	7.25	5.19	4.33	4.48	4.75
First Prin Pay	5/2009	7/2008	11/2008	7/2009	11/2007
Last Prin Pay	3/2026	3/2020	5/2016	11/2013	9/2013

Class M-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.42	4.31	4.11	3.33
MDUR (yr)	6.81	4.80	3.91	3.75	3.08
First Prin Pay	5/2009	7/2008	10/2008	3/2009	9/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.80	5.95	4.70	4.41	4.03
MDUR (yr)	7.21	5.16	4.21	4.00	3.68
First Prin Pay	5/2009	7/2008	10/2008	3/2009	1/2009
Last Prin Pay	8/2024	11/2018	4/2015	1/2013	4/2011

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.42	4.27	3.94	3.33
MDUR (yr)	6.79	4.79	3.87	3.61	3.08
First Prin Pay	5/2009	7/2008	9/2008	1/2009	9/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.76	5.92	4.65	4.23	3.72
MDUR (yr)	7.18	5.13	4.16	3.84	3.41
First Prin Pay	5/2009	7/2008	9/2008	1/2009	10/2008
Last Prin Pay	11/2023	4/2018	11/2014	8/2012	1/2011

Class M-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.42	4.23	3.82	3.26
MDUR (yr)	6.75	4.76	3.83	3.49	3.02
First Prin Pay	5/2009	6/2008	8/2008	11/2008	7/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.71	5.88	4.58	4.08	3.49
MDUR (yr)	7.11	5.08	4.09	3.71	3.20
First Prin Pay	5/2009	6/2008	8/2008	11/2008	7/2008
Last Prin Pay	3/2023	10/2017	6/2014	5/2012	9/2010

Class M-5 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.41	4.20	3.72	3.11
MDUR (yr)	6.74	4.75	3.80	3.41	2.88
First Prin Pay	5/2009	6/2008	8/2008	10/2008	5/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-5 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.64	5.82	4.51	3.96	3.30
MDUR (yr)	7.05	5.03	4.03	3.59	3.04
First Prin Pay	5/2009	6/2008	8/2008	10/2008	5/2008
Last Prin Pay	2/2022	12/2016	11/2013	11/2011	5/2010

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-6 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.41	4.19	3.66	3.02
MDUR (yr)	6.72	4.74	3.78	3.35	2.80
First Prin Pay	5/2009	6/2008	7/2008	9/2008	4/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-6 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.56	5.76	4.45	3.86	3.19
MDUR (yr)	6.99	4.99	3.98	3.51	2.94
First Prin Pay	5/2009	6/2008	7/2008	9/2008	4/2008
Last Prin Pay	1/2021	3/2016	4/2013	6/2011	12/2009

Class M-7 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.41	4.17	3.64	2.97
MDUR (yr)	6.56	4.66	3.71	3.29	2.73
First Prin Pay	5/2009	6/2008	7/2008	8/2008	3/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-7 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.50	5.71	4.39	3.80	3.11
MDUR (yr)	6.78	4.86	3.87	3.42	2.84
First Prin Pay	5/2009	6/2008	7/2008	8/2008	3/2008
Last Prin Pay	6/2020	9/2015	12/2012	2/2011	9/2009

Class M-8 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.41	4.17	3.59	2.93
MDUR (yr)	6.53	4.65	3.70	3.25	2.69
First Prin Pay	5/2009	6/2008	7/2008	8/2008	2/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-8 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.40	5.62	4.33	3.71	3.03
MDUR (yr)	6.69	4.79	3.82	3.34	2.77
First Prin Pay	5/2009	6/2008	7/2008	8/2008	2/2008
Last Prin Pay	11/2019	2/2015	7/2012	10/2010	6/2009

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-9 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.11	5.41	4.16	3.57	2.89
MDUR (yr)	6.39	4.58	3.65	3.19	2.63
First Prin Pay	5/2009	6/2008	6/2008	7/2008	2/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-9 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.22	5.50	4.23	3.61	2.93
MDUR (yr)	6.46	4.63	3.70	3.23	2.66
First Prin Pay	5/2009	6/2008	6/2008	7/2008	2/2008
Last Prin Pay	11/2018	6/2014	12/2011	5/2010	2/2009

Class M-10 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	7.82	5.22	4.00	3.43	2.75
MDUR (yr)	5.92	4.28	3.43	3.00	2.46
First Prin Pay	5/2009	6/2008	6/2008	6/2008	1/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-10 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	7.82	5.22	4.00	3.43	2.75
MDUR (yr)	5.92	4.28	3.43	3.00	2.46
First Prin Pay	5/2009	6/2008	6/2008	6/2008	1/2008
Last Prin Pay	8/2017	7/2013	4/2011	11/2009	9/2008

Class M-11 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.32	4.23	3.39	3.10	2.59
MDUR (yr)	5.04	3.60	2.97	2.74	2.33
First Prin Pay	5/2009	6/2008	6/2008	6/2008	12/2007
Last Prin Pay	1/2015	10/2011	1/2010	11/2008	1/2008

Class M-11 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.32	4.23	3.39	3.10	2.59
MDUR (yr)	5.04	3.60	2.97	2.74	2.33
First Prin Pay	5/2009	6/2008	6/2008	6/2008	12/2007
Last Prin Pay	1/2015	10/2011	1/2010	11/2008	1/2008

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group II Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	11.00
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	11.00
4	11.00	34	11.00	64	11.00
5	11.00	35	10.29	65	11.00
6	11.00	36	10.00	66	11.00
7	11.00	37	9.69	67	11.00
8	11.00	38	10.41	68	11.00
9	11.00	39	10.06	69	11.00
10	11.00	40	10.06	70	11.00
11	11.00	41	10.38	71	11.00
12	11.00	42	10.44
13	11.00	43	10.79
14	11.00	44	10.80
15	11.00	45	10.80
16	11.00	46	11.00
17	11.00	47	10.78
18	11.00	48	11.00
19	11.00	49	11.00
20	11.00	50	11.00
21	11.00	51	11.00
22	11.00	52	11.00
23	11.00	53	11.00
24	10.67	54	11.00
25	10.65	55	11.00
26	11.00	56	11.00
27	11.00	57	11.00
28	11.00	58	11.00
29	11.00	59	11.00
30	11.00	60	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments and cap floating rate payments received by the trust from the Hedge Providers.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	10.82
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	10.81
4	11.00	34	11.00	64	10.80
5	11.00	35	10.13	65	11.00
6	11.00	36	9.80	66	10.78
7	11.00	37	9.49	67	11.00
8	11.00	38	10.16	68	10.76
9	11.00	39	9.83	69	10.75
10	11.00	40	9.82	70	11.00
11	11.00	41	10.14	71	10.73
12	11.00	42	10.17
13	11.00	43	10.50
14	11.00	44	10.48
15	11.00	45	10.47
16	11.00	46	11.00
17	11.00	47	10.45
18	11.00	48	10.96
19	11.00	49	10.72
20	11.00	50	11.00
21	11.00	51	10.89
22	11.00	52	10.88
23	11.00	53	11.00
24	10.71	54	10.87
25	10.69	55	11.00
26	11.00	56	10.85
27	11.00	57	10.84
28	11.00	58	11.00
29	11.00	59	10.82
30	11.00	60	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments and cap floating rate payments received by the trust from the Hedge Providers.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)
1	3.09000	3.49000	NA	31	4.31400	4.38400	3.36156	61	4.58300	4.66100	3.32855
2	3.28100	3.59000	NA	32	4.33000	4.39200	3.20381	62	4.59700	4.67400	3.51627
3	3.41200	3.67300	2.43423	33	4.34300	4.39700	3.17595	63	4.60900	4.68600	3.34670
4	3.54500	3.75000	2.35267	34	4.35300	4.40100	3.48744	64	4.62200	4.69800	3.33806
5	3.68100	3.81500	2.34889	35	4.35900	4.40400	3.17219	65	4.63500	4.71100	3.49164
6	3.77800	3.86100	2.20986	36	4.36100	4.40600	3.35336	66	4.64700	4.72200	3.34921
7	3.67800	3.89400	2.34275	37	4.36100	4.41000	3.18082	67	4.65900	4.73400	3.50479
8	3.77500	3.95000	2.20501	38	4.36300	4.41400	3.45011	68	4.67100	4.74500	3.35987
9	3.86900	3.99400	2.12708	39	4.36600	4.42000	3.31473	69	4.68200	4.75600	3.35488
10	3.92600	4.02600	2.35092	40	4.37000	4.42700	3.31995	70	4.69300	4.76700	3.83592
11	3.95100	4.05400	2.03542	41	4.37400	4.43500	3.48306	71	4.70400	4.77700	3.34612
12	3.97700	4.08300	2.14224	42	4.38000	4.44500	3.33722
13	4.00600	4.11200	1.96897	43	4.38700	4.45800	3.49372
14	4.03400	4.13900	2.07497	44	4.39600	4.47100	3.34890
15	4.05900	4.16800	1.90344	45	4.40700	4.48500	3.34164
16	4.09000	4.19600	1.86598	46	4.42000	4.49800	3.81116
17	4.12200	4.21700	1.97037	47	4.43500	4.51100	3.32191
18	4.14700	4.22000	1.79565	48	4.45200	4.52300	3.49554
19	4.17100	4.21000	1.90926	49	4.46700	4.53400	3.32131
20	4.20000	4.21000	1.72874	50	4.47700	4.54400	3.49699
21	4.22400	4.20900	1.69797	51	4.48700	4.55400	3.32718
22	4.21900	4.20900	2.10987	52	4.49600	4.56400	3.31905
23	4.13500	4.21400	1.84512	53	4.50600	4.57300	3.47097
24	4.09200	4.23800	2.85031	54	4.51500	4.58300	3.32407
25	4.16800	4.27200	2.60662	55	4.52500	4.59300	3.47669
26	4.19600	4.29700	3.55724	56	4.53400	4.60200	3.32745
27	4.22400	4.32000	3.34044	57	4.54400	4.61300	3.31924
28	4.24900	4.34000	3.27943	58	4.55300	4.62400	3.79611
29	4.27300	4.35800	3.38889	59	4.56300	4.63600	3.30453
30	4.29500	4.37200	3.23452	60	4.57200	4.64800	3.49246

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-2

Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$972,777,258	$12,750	$990,000
Average Scheduled Principal Balance	$154,311
Number of Mortgage Loans	6,304

Weighted Average Gross Coupon	7.735%	4.900%	14.500%
Weighted Average FICO Score	633	437	816
Weighted Average Combined Original LTV	81.86%	9.09%	100.00%

Weighted Average Original Term	350 months	120 months	360 months
Weighted Average Stated Remaining Term	350 months	119 months	360 months
Weighted Average Seasoning	1 months	0 months	43 months

Weighted Average Gross Margin	5.668%	3.500%	9.250%
Weighted Average Minimum Interest Rate	7.694%	4.900%	12.150%
Weighted Average Maximum Interest Rate	14.673%	11.500%	19.150%
Weighted Average Initial Rate Cap	2.992%	1.500%	6.000%
Weighted Average Subsequent Rate Cap	1.006%	1.000%	3.000%
Weighted Average Months to Roll	24 months	18 months	60 months

Maturity Date		Apr. 1, 2015	Jun. 1, 2035
Maximum Zip Code Concentration	0.34%	22193

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

2/28 6 MO LIBOR IO	16.76%
2/28 6 Mo LIBOR ARM	62.06%
3/27 6 MO LIBOR IO	0.65%
3/27 6 Mo LIBOR ARM	1.48%
5/25 6 MO LIBOR	0.65%
5/25 6 MO LIBOR IO	0.51%
Fixed Rate	14.78%
Fixed Rate Balloon	2.85%
Fixed Rate IO	0.27%

Interest Only	18.19%
Not Interest Only	81.81%

Prepay Penalty: NA	35.31%
Prepay Penalty: 12 months	0.72%
Prepay Penalty: 24 months	37.95%
Prepay Penalty: 36 months	25.98%
Prepay Penalty: 60 months	0.05%

First Lien	96.72%
Second Lien	3.28%

Full Documentation	48.03%
Limited Documentation	3.21%
No Documentation	10.00%
Stated Income	38.76%

Cash Out Refinance	55.15%
Purchase	41.23%
Rate/Term Refinance	3.62%

Condo	6.34%
Multi-Unit	5.09%
PUD	17.22%
Single Family Residence	71.35%

Investment (Non-Owner Occupied)	4.39%
Primary	92.94%
Secondary Home	2.67%

Top 5 States:
Florida	21.79%
California	15.99%
Maryland	5.33%
Virginia	4.88%
Texas	3.66%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	631	$22,148,674.75	2.28%	10.19%	218	91.2%	665
50,000.01 - 100,000.00	1,370	106,505,182.60	10.95	8.40	325	82.56	629
100,000.01 - 150,000.00	1,708	213,376,120.85	21.93	7.87	352	82.26	623
150,000.01 - 200,000.00	1,086	188,157,383.12	19.34	7.68	357	81.60	627
200,000.01 - 250,000.00	607	135,499,834.26	13.93	7.57	357	81.48	631
250,000.01 - 300,000.00	360	98,661,897.00	10.14	7.52	359	81.47	633
300,000.01 - 350,000.00	244	78,745,027.24	8.09	7.26	358	81.62	647
350,000.01 - 400,000.00	124	46,347,873.53	4.76	7.30	359	81.22	646
400,000.01 - 450,000.00	84	35,785,205.98	3.68	7.15	357	78.15	642
450,000.01 - 500,000.00	52	25,011,842.14	2.57	7.23	359	79.96	648
500,000.01 - 550,000.00	11	5,767,213.72	0.59	7.52	359	86.17	662
550,000.01 - 600,000.00	16	9,185,176.83	0.94	7.31	348	82.64	644
600,000.01 - 650,000.00	6	3,738,826.17	0.38	7.53	359	79.61	625
650,000.01 - 700,000.00	3	2,027,000.00	0.21	7.47	360	87.46	695
800,000.01 - 850,000.00	1	830,000.00	0.09	5.99	360	66.40	668
950,000.01 - 1,000,000.00	1	990,000.00	0.10	6.25	359	66.00	642

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	4	$892,980.90	0.09%	4.98%	359	66.59%	604
5.000 - 5.499	16	3,350,273.51	0.34	5.33	353	69.04	685
5.500 - 5.999	214	46,868,984.67	4.82	5.85	354	72.93	662
6.000 - 6.499	375	75,164,192.49	7.73	6.29	353	74.40	659
6.500 - 6.999	1,122	212,627,796.60	21.86	6.78	355	77.87	658
7.000 - 7.499	747	127,216,493.61	13.08	7.26	355	79.75	643
7.500 - 7.999	1,118	183,547,751.45	18.87	7.76	354	83.74	636
8.000 - 8.499	485	74,395,206.22	7.65	8.27	356	84.22	615
8.500 - 8.999	744	105,343,174.69	10.83	8.77	351	86.52	596
9.000 - 9.499	358	47,901,931.88	4.92	9.24	351	88.51	589
9.500 - 9.999	483	53,548,265.93	5.50	9.76	337	89.18	582
10.000 - 10.499	152	13,402,484.46	1.38	10.22	314	88.73	583
10.500 - 10.999	146	11,909,557.45	1.22	10.76	311	90.16	587
11.000 - 11.499	107	6,480,111.05	0.67	11.11	247	94.60	636
11.500 - 11.999	67	3,219,286.41	0.33	11.73	242	94.92	633
12.000 - 12.499	52	2,160,060.82	0.22	12.15	183	99.03	675
12.500 - 12.999	77	3,400,298.70	0.35	12.78	179	99.46	692
13.000 - 13.499	36	1,330,976.63	0.14	13.00	179	99.67	686
14.500 - 14.999	1	17,430.72	0.00	14.50	137	100.00	622

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400 - 499	1	$160,090.31	0.02%	7.90%	359	90%	437
500 - 524	158	22,730,497.69	2.34	9.09	358	73.89	518
525 - 549	516	76,841,415.48	7.90	8.81	357	78.92	538
550 - 574	695	108,584,953.02	11.16	8.23	355	78.54	562
575 - 599	658	102,754,943.08	10.56	8.04	353	82.17	587
600 - 624	826	134,624,891.59	13.84	7.63	352	82.66	612
625 - 649	877	139,358,550.04	14.33	7.52	349	82.36	637
650 - 674	916	137,947,181.22	14.18	7.41	345	82.35	662
675 - 699	655	101,846,821.10	10.47	7.30	345	83.67	686
700+	1,002	147,927,914.66	15.21	7.30	343	83.95	733

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	184	$22,205,680.35	2.28%	7.15%	343	39.85%	608
50.00 - 54.99	94	16,481,351.04	1.69	7.07	352	52.48	609
55.00 - 59.99	134	20,701,790.37	2.13	7.22	351	57.29	616
60.00 - 64.99	175	28,894,220.99	2.97	7.09	349	62.51	609
65.00 - 69.99	248	44,119,396.13	4.54	7.08	349	67.27	608
70.00 - 74.99	334	58,623,489.63	6.03	7.18	352	71.96	606
75.00 - 79.99	430	75,061,324.45	7.72	7.38	354	76.79	617
80.00	1,304	232,467,247.46	23.90	7.26	357	80.00	662
80.01 - 84.99	166	27,803,877.23	2.86	7.57	354	83.13	623
85.00 - 89.99	613	105,254,685.45	10.82	7.81	356	86.27	622
90.00 - 94.99	1,113	181,893,037.83	18.70	8.08	357	90.27	619
95.00 - 99.99	548	80,404,780.86	8.27	8.50	351	95.14	628
100.00	961	78,866,376.40	8.11	9.33	294	100.00	670

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	10	$717,683.83	0.07%	7.37%	119	64.29%	649
180	879	49,395,352.64	5.08	9.47	179	89.72	665
240	37	3,918,367.86	0.40	7.36	239	77.97	648
300	2	222,000.00	0.02	7.28	300	85.68	638
360	5,376	918,523,853.86	94.42	7.64	359	81.47	631

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61 - 120	10	$717,683.83	0.07%	7.37%	119	64.29%	649
121 - 180	879	49,395,352.64	5.08	9.47	179	89.72	665
181 - 240	37	3,918,367.86	0.40	7.36	239	77.97	648
241 - 300	2	222,000.00	0.02	7.28	300	85.68	638
301 - 360	5,376	918,523,853.86	94.42	7.64	359	81.47	631

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,599	$798,680,054.45	82.1%	7.69%	359	82.33%	629
Fixed Rate Loan	1,705	174,097,203.74	17.90	7.93	304	79.72	647

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	700	$163,002,182.48	16.76%	7.11%	359	81.33%	673
2/28 6 Mo LIBOR ARM	3,720	603,659,163.10	62.06	7.88	359	82.85	617
3/27 6 MO LIBOR IO	25	6,330,491.11	0.65	6.74	359	75.11	666
3/27 6 Mo LIBOR ARM	94	14,417,411.19	1.48	7.44	359	80.01	633
5/25 6 MO LIBOR	41	6,317,588.07	0.65	7.13	359	74.37	648
5/25 6 MO LIBOR IO	19	4,953,218.50	0.51	6.71	359	77.93	675
Fixed Rate	1,074	143,731,430.74	14.78	7.45	327	75.99	639
Fixed Rate Balloon	616	27,699,785.67	2.85	10.46	179	99.38	688
Fixed Rate IO	15	2,665,987.33	0.27	7.12	359	76.30	656

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	759	$176,951,879.42	18.19%	7.08%	359	80.94%	672
Not Interest Only	5,545	795,825,378.77	81.81	7.88	347	82.07	624

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	2,282	$343,480,657.43	35.31%	8.03%	344	82.82%	636
12 months	28	7,017,145.38	0.72	7.18	359	74.73	638
24 months	2,310	369,121,092.37	37.95	7.67	356	82.08	631
36 months	1,680	252,683,068.49	25.98	7.45	347	80.45	630
60 months	4	475,294.52	0.05	7.65	334	79.60	640

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	5,590	$940,835,715.60	96.72%	7.64%	355	81.27%	631
Second Lien	714	31,941,542.59	3.28	10.59	181	99.39	686

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	3,269	$467,210,299.21	48.03%	7.75%	352	82.9%	608
Limited Documentation	168	31,253,812.49	3.21	7.78	352	82.90	608
No Documentation	665	97,312,346.26	10.00	7.50	346	80.40	702
Stated Income	2,202	377,000,800.23	38.76	7.77	348	80.88	647

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	3,230	$536,450,231.15	55.15%	7.56%	352	78.18%	614
Purchase	2,848	401,091,791.47	41.23	7.97	346	86.81	658
Rate/Term Refinance	226	35,235,235.57	3.62	7.68	347	81.65	625

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	430	$61,710,996.25	6.34%	7.74%	350	83.28%	653
Multi-Unit	260	49,529,473.99	5.09	7.83	351	80.26	648
PUD	981	167,506,174.77	17.22	7.72	348	83.06	641
Single Family Residence	4,633	694,030,613.18	71.35	7.73	350	81.56	628

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	315	$42,669,194.44	4.39%	7.91%	354	79.48%	670
Primary	5,849	904,137,061.00	92.94	7.73	349	82.00	630
Secondary Home	140	25,971,002.75	2.67	7.55	358	81.15	656

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	57	$6,350,249.01	0.65%	8.35%	347	86.36%	634
Arizona	177	24,010,698.75	2.47	7.88	348	81.75	643
Arkansas	71	6,839,719.58	0.70	8.18	341	84.77	626
California	655	155,504,451.84	15.99	7.04	350	77.65	644
Colorado	99	15,987,509.40	1.64	7.53	350	83.38	632
Connecticut	93	15,656,384.60	1.61	7.81	354	80.01	631
Delaware	28	4,019,026.29	0.41	8.09	347	82.91	614
District of Columbia	36	7,535,311.93	0.77	7.96	357	74.22	610
Florida	1,418	211,935,955.76	21.79	7.67	350	81.25	641
Georgia	187	26,595,396.65	2.73	8.36	350	87.74	627
Idaho	12	1,964,905.53	0.20	6.87	358	76.80	641
Illinois	152	23,823,038.82	2.45	7.61	350	85.84	635
Indiana	58	5,975,489.76	0.61	8.09	356	87.50	606
Iowa	12	1,052,533.72	0.11	8.52	347	87.39	646
Kansas	42	4,580,192.51	0.47	8.45	349	86.56	614
Kentucky	39	4,117,987.19	0.42	8.01	355	87.33	637
Louisiana	116	11,896,119.62	1.22	8.14	344	83.29	620
Maine	30	4,737,927.05	0.49	8.19	356	84.73	602
Maryland	251	51,857,613.22	5.33	7.77	355	81.35	621
Massachusetts	82	17,025,942.91	1.75	7.57	347	74.82	618
Michigan	266	33,391,392.34	3.43	8.26	356	86.29	621
Minnesota	43	6,087,499.21	0.63	7.92	349	83.80	647
Mississippi	64	6,926,603.95	0.71	8.50	344	87.76	623
Missouri	149	16,329,989.82	1.68	8.38	353	85.06	616
Montana	4	426,663.58	0.04	6.92	351	88.71	639
Nebraska	10	866,590.07	0.09	8.05	339	84.20	622
Nevada	85	15,368,052.83	1.58	7.38	349	81.12	648
New Hampshire	33	5,728,238.96	0.59	7.85	352	81.12	635
New Jersey	155	34,074,426.83	3.50	7.79	352	79.34	613
New Mexico	14	1,550,337.87	0.16	8.10	342	86.48	615
New York	171	33,635,604.07	3.46	7.63	352	77.94	625
North Carolina	209	23,569,353.45	2.42	8.24	350	85.67	631
Ohio	204	22,447,424.93	2.31	8.12	355	87.58	626
Oklahoma	43	4,507,342.34	0.46	8.17	329	87.56	625
Oregon	52	8,269,192.45	0.85	7.51	351	84.27	632
Pennsylvania	150	17,159,305.49	1.76	8.02	347	83.24	622
Rhode Island	4	947,688.52	0.10	9.20	299	82.87	611
South Carolina	113	13,148,509.20	1.35	8.34	350	85.78	620
South Dakota	3	272,624.09	0.03	7.63	231	73.67	641
Tennessee	120	12,219,241.63	1.26	8.28	344	86.45	612
Texas	323	35,606,982.23	3.66	7.85	332	83.22	634
Utah	39	4,690,749.11	0.48	7.85	342	86.56	646

Continued on Next Page…

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Vermont	7	917,781.50	0.09	8.08	359	88.03	633
Virginia	261	47,445,523.74	4.88	7.94	350	82.15	626
Washington	99	16,825,435.30	1.73	7.42	349	83.17	656
West Virginia	18	2,079,074.68	0.21	8.60	359	89.58	622
Wisconsin	44	6,187,449.88	0.64	8.43	356	87.18	616
Wyoming	6	631,725.98	0.06	7.89	359	86.59	634

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	7	$2,179,785.12	0.27%	6.11%	359	65.93%	639
4.000 - 4.499	113	19,754,948.85	2.47	6.30	359	70.48	678
4.500 - 4.999	765	147,974,941.81	18.53	6.78	359	77.48	687
5.000 - 5.499	845	156,741,087.14	19.63	7.01	359	80.50	650
5.500 - 5.999	1,152	200,830,086.16	25.15	7.62	359	83.51	629
6.000 - 6.499	943	152,395,607.31	19.08	8.38	359	87.64	595
6.500 - 6.999	465	74,713,852.52	9.35	9.07	359	86.30	574
7.000 - 7.499	295	41,151,409.55	5.15	9.57	359	81.28	556
7.500 - 7.999	10	2,091,708.31	0.26	9.07	358	71.44	574
8.000 - 8.499	2	555,888.50	0.07	8.99	358	82.76	560
8.500 - 8.999	1	239,762.97	0.03	9.50	358	80.00	502
9.000 - 9.499	1	50,976.21	0.01	9.75	359	20.40	586

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	4	$892,980.90	0.11%	4.92%	359	66.59%	604
5.000 - 5.499	13	2,738,491.28	0.34	5.32	359	70.35	683
5.500 - 5.999	159	34,971,085.93	4.38	5.84	359	73.89	656
6.000 - 6.499	297	61,193,596.18	7.66	6.28	359	76.21	660
6.500 - 6.999	870	171,619,238.43	21.49	6.78	359	78.98	660
7.000 - 7.499	604	106,595,812.50	13.35	7.26	359	80.66	643
7.500 - 7.999	887	154,831,309.61	19.39	7.76	359	84.42	636
8.000 - 8.499	413	66,661,741.30	8.35	8.27	359	84.44	613
8.500 - 8.999	607	93,576,405.72	11.72	8.77	359	86.63	592
9.000 - 9.499	288	42,692,171.71	5.35	9.24	359	88.49	585
9.500 - 9.999	303	42,541,296.00	5.33	9.75	359	88.27	566
10.000 - 10.499	66	9,154,479.49	1.15	10.25	359	85.85	552
10.500 - 10.999	62	7,736,859.82	0.97	10.76	359	87.04	550
11.000 - 11.499	16	2,427,632.75	0.30	11.17	359	88.20	554
11.500 - 11.999	9	1,001,365.45	0.13	11.68	360	86.61	552
12.000 - 12.499	1	45,587.38	0.01	12.15	359	80.00	524

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.500 - 11.999	15	$3,273,319.84	0.41%	5.51%	359	66.85%	631
12.000 - 12.499	18	4,141,632.34	0.52	5.65	359	67.13	644
12.500 - 12.999	161	36,077,997.24	4.52	5.94	359	74.20	651
13.000 - 13.499	300	61,133,744.61	7.65	6.31	359	76.49	660
13.500 - 13.999	871	171,266,706.62	21.44	6.80	359	78.98	660
14.000 - 14.499	602	106,375,030.68	13.32	7.27	359	80.80	643
14.500 - 14.999	882	154,183,723.40	19.30	7.78	359	84.44	636
15.000 - 15.499	412	66,368,325.93	8.31	8.27	359	84.44	614
15.500 - 15.999	599	91,179,602.92	11.42	8.77	359	87.03	593
16.000 - 16.499	287	42,586,858.33	5.33	9.25	359	88.49	584
16.500 - 16.999	299	41,885,118.79	5.24	9.76	359	88.41	567
17.000 - 17.499	65	8,996,548.35	1.13	10.26	359	86.22	552
17.500 - 17.999	62	7,736,859.82	0.97	10.76	359	87.04	550
18.000 - 18.499	16	2,427,632.75	0.30	11.17	359	88.20	554
18.500 - 18.999	9	1,001,365.45	0.13	11.68	360	86.61	552
19.000 - 19.499	1	45,587.38	0.01	12.15	359	80.00	524

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500	19	$4,815,424.68	0.6%	6.83%	359	71.47%	614
3.000	4,579	793,689,634.01	99.38	7.70	359	82.40	629
6.000	1	174,995.76	0.02	6.50	355	70.00	762

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	4,568	$791,674,764.74	99.12%	7.70%	359	82.42%	630
1.500	23	5,543,297.54	0.69	6.87	358	70.51	618
2.000	6	1,054,771.37	0.13	8.97	357	81.49	598
3.000	2	407,220.80	0.05	8.28	358	75.12	599

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/06	2	$409,851.13	0.05%	8.18%	354	61.5%	616
12/06	1	174,995.76	0.02	6.50	355	70.00	762
01/07	3	443,855.70	0.06	6.67	356	80.00	706
02/07	38	6,824,798.37	0.85	9.08	357	85.59	587
03/07	197	38,136,095.98	4.77	8.09	358	82.05	604
04/07	2,386	407,982,273.91	51.08	7.62	359	82.16	630
05/07	1,790	312,446,744.73	39.12	7.77	360	83.04	631
06/07	3	242,730.00	0.03	8.25	360	90.00	698
02/08	1	220,678.15	0.03	9.60	357	85.00	520
03/08	7	1,247,562.97	0.16	7.76	358	76.77	574
04/08	67	11,737,626.18	1.47	7.13	359	77.68	646
05/08	44	7,542,035.00	0.94	7.21	360	79.92	654
03/10	4	1,381,781.00	0.17	6.62	358	78.94	667
04/10	21	4,176,216.57	0.52	6.70	359	74.73	657
05/10	35	5,712,809.00	0.72	7.20	360	76.09	660

Total	4,599	$798,680,054.45	100.00%	7.69%	359	82.33%	629

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
M1	3,159	$492,480,780.19	50.63%	7.75%	351	82.85%	619
M2	852	133,278,542.23	13.70	8.14	354	78.48	586
M3	176	30,797,386.79	3.17	8.43	358	73.00	568
M4	113	16,287,506.64	1.67	8.85	357	67.17	572
Alt A	1,996	299,169,957.46	30.75	7.39	344	83.46	686
AAA	1	17,430.72	0.00	14.50	137	100.00	622
A+	1	70,699.79	0.01	9.65	334	90.00	532
A	4	494,958.21	0.05	7.68	333	80.01	624
A-	1	115,806.15	0.01	8.40	328	90.00	580
NSFICO	1	64,190.01	0.01	9.70	329	85.00	586

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

IO Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	5,545	$795,825,378.77	81.81%	7.88%	347	82.07%	624
60	725	169,332,673.59	17.41	7.09	359	81.10	673
120	34	7,619,205.83	0.78	6.85	359	77.36	668

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	3,541	$657,459,519.03	67.59%	7.52%	356	83.68%	641
NO MI	2,763	315,317,739.16	32.41	8.18	337	78.08	615

Total	6,304	$972,777,258.19	100.00%	7.74%	350	81.86%	633

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-2

Group II Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$336,704,339	$32,767	$990,000
Average Scheduled Principal Balance	$208,357
Number of Mortgage Loans	1,616

Weighted Average Gross Coupon	7.595%	4.990%	13.000%
Weighted Average FICO Score	650	500	816
Weighted Average Combined Original LTV	82.81%	11.11%	100.00%

Weighted Average Original Term	353 months	120 months	360 months
Weighted Average Stated Remaining Term	352 months	119 months	360 months
Weighted Average Seasoning	1 months	0 months	27 months

Weighted Average Gross Margin	5.553%	3.800%	7.400%
Weighted Average Minimum Interest Rate	7.556%	4.990%	11.550%
Weighted Average Maximum Interest Rate	14.544%	11.750%	18.550%
Weighted Average Initial Rate Cap	2.996%	1.500%	3.000%
Weighted Average Subsequent Rate Cap	1.003%	1.000%	3.000%
Weighted Average Months to Roll	24 months	20 months	60 months

Maturity Date		Apr. 1, 2015	Jun. 1, 2035
Maximum Zip Code Concentration	0.60%	22193

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ARM	87.92%
Fixed Rate Loan	12.08%

2/28 6 MO LIBOR IO	27.91%
2/28 6 Mo LIBOR ARM	56.86%
3/27 6 MO LIBOR IO	1.01%
3/27 6 Mo LIBOR ARM	0.90%
5/25 6 MO LIBOR	0.31%
5/25 6 MO LIBOR IO	0.94%
Fixed Rate	9.65%
Fixed Rate Balloon	2.23%
Fixed Rate IO	0.20%

Interest Only	30.05%
Not Interest Only	69.95%

Prepay Penalty: NA	33.87%
Prepay Penalty: 12 months	1.23%
Prepay Penalty: 24 months	41.17%
Prepay Penalty: 36 months	23.60%
Prepay Penalty: 60 months	0.14%

First Lien	97.43%
Second Lien	2.57%

Full Documentation	35.58%
Limited Documentation	2.94%
No Documentation	11.78%
Stated Income	49.70%

Cash Out Refinance	29.26%
Purchase	69.45%
Rate/Term Refinance	1.29%

Condo	6.33%
Multi-Unit	5.09%
PUD	20.46%
Single Family Residence	68.11%

Investment (Non-Owner Occupied)	1.36%
Primary	97.16%
Secondary Home	1.48%

Top 5 States:
California	23.25%
Florida	22.95%
Virginia	6.24%
Maryland	4.85%
New York	3.26%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	85	$3,765,176.23	1.12%	8.49%	306	69.9%	625
50,000.01 - 100,000.00	361	27,455,650.51	8.15	8.56	304	80.04	632
100,000.01 - 150,000.00	133	15,908,586.23	4.72	8.09	330	80.48	616
150,000.01 - 200,000.00	332	58,302,015.87	17.32	7.73	359	85.75	652
200,000.01 - 250,000.00	220	49,223,868.70	14.62	7.73	359	85.26	653
250,000.01 - 300,000.00	128	35,118,911.97	10.43	7.58	359	86.31	664
300,000.01 - 350,000.00	83	26,653,985.95	7.92	7.29	359	84.42	670
350,000.01 - 400,000.00	108	40,539,045.13	12.04	7.25	359	81.70	648
400,000.01 - 450,000.00	78	33,287,396.78	9.89	7.13	357	77.71	642
450,000.01 - 500,000.00	51	24,560,951.21	7.29	7.23	359	79.69	649
500,000.01 - 550,000.00	11	5,767,213.72	1.71	7.52	359	86.17	662
550,000.01 - 600,000.00	16	9,185,176.83	2.73	7.31	348	82.64	644
600,000.01 - 650,000.00	5	3,089,360.02	0.92	7.64	360	82.33	622
650,000.01 - 700,000.00	3	2,027,000.00	0.60	7.47	360	87.46	695
800,000.01 - 850,000.00	1	830,000.00	0.25	5.99	360	66.40	668
950,000.01 - 1,000,000.00	1	990,000.00	0.29	6.25	359	66.00	642

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	$164,601.92	0.05%	4.99%	358	63.46%	674
5.000 - 5.499	4	950,767.65	0.28	5.39	360	71.90	733
5.500 - 5.999	50	15,962,519.89	4.74	5.85	357	74.49	669
6.000 - 6.499	113	30,490,024.59	9.06	6.28	354	75.31	667
6.500 - 6.999	333	82,520,201.06	24.51	6.78	358	79.64	675
7.000 - 7.499	209	45,781,449.02	13.60	7.25	357	81.56	660
7.500 - 7.999	322	66,282,209.28	19.69	7.76	354	84.92	656
8.000 - 8.499	120	22,706,645.66	6.74	8.25	353	86.93	635
8.500 - 8.999	183	32,969,562.73	9.79	8.75	351	87.71	605
9.000 - 9.499	78	12,447,406.38	3.70	9.23	348	88.60	593
9.500 - 9.999	111	16,565,637.98	4.92	9.73	336	90.56	587
10.000 - 10.499	25	2,938,126.20	0.87	10.24	322	91.08	590
10.500 - 10.999	28	3,416,652.53	1.01	10.77	317	90.86	584
11.000 - 11.499	17	1,763,644.78	0.52	11.14	254	94.90	630
11.500 - 11.999	6	409,787.94	0.12	11.63	273	89.24	613
12.000 - 12.499	3	227,387.03	0.07	12.00	179	96.98	682
12.500 - 12.999	12	989,430.51	0.29	12.78	179	99.30	701
13.000 - 13.499	1	118,284.00	0.04	13.00	180	100.00	666

Total	1,616	$336,704,339.15	100.00%	7.56%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	40	$5,795,965.90	1.72%	9.04%	358	73.95%	517
525 - 549	107	17,906,742.65	5.32	8.90	356	80.09	538
550 - 574	133	23,771,728.11	7.06	8.25	358	78.41	562
575 - 599	153	28,764,408.48	8.54	8.20	354	84.47	587
600 - 624	196	39,558,302.03	11.75	7.77	354	83.61	613
625 - 649	206	45,486,424.52	13.51	7.50	352	82.80	637
650 - 674	240	55,056,045.08	16.35	7.23	349	82.37	662
675 - 699	214	48,481,869.36	14.40	7.20	351	83.91	686
700+	327	71,882,853.02	21.35	7.21	351	84.15	735

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	57	$5,733,990.27	1.7%	7.19%	328	39.13%	615
50.00 - 54.99	32	6,165,334.64	1.83	6.92	354	52.18	620
55.00 - 59.99	31	3,977,444.30	1.18	7.48	340	57.17	619
60.00 - 64.99	36	6,015,130.08	1.79	7.08	344	62.27	610
65.00 - 69.99	56	12,482,146.84	3.71	7.03	354	67.55	616
70.00 - 74.99	77	14,464,175.28	4.30	7.31	347	72.03	604
75.00 - 79.99	78	16,356,482.20	4.86	7.05	356	76.67	629
80.00	484	116,006,138.37	34.45	7.09	359	80.00	680
80.01 - 84.99	28	6,904,829.53	2.05	7.32	358	83.04	646
85.00 - 89.99	139	30,819,790.93	9.15	7.72	358	86.39	635
90.00 - 94.99	259	56,877,127.95	16.89	7.96	358	90.21	630
95.00 - 99.99	139	29,195,559.94	8.67	8.47	354	95.13	631
100.00	200	31,706,188.82	9.42	8.86	318	100.00	674

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	2	$125,368.03	0.04%	7.69%	119	53.74%	593
180	152	12,754,645.72	3.79	9.29	179	86.88	669
240	6	348,692.96	0.10	8.40	239	77.91	667
300	1	126,000.00	0.04	7.88	300	90.00	647
360	1,455	323,349,632.44	96.03	7.53	359	82.66	649

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61 - 120	2	$125,368.03	0.04%	7.69%	119	53.74%	593
121 - 180	152	12,754,645.72	3.79	9.29	179	86.88	669
181 - 240	6	348,692.96	0.10	8.40	239	77.91	667
241 - 300	1	126,000.00	0.04	7.88	300	90.00	647
301 - 360	1,455	323,349,632.44	96.03	7.53	359	82.66	649

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,297	$296,041,616.22	87.92%	7.56%	359	83.24%	648
Fixed Rate Loan	319	40,662,722.93	12.08	7.88	301	79.66	660

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	329	$93,968,421.55	27.91%	7.06%	359	81.31%	680
2/28 6 Mo LIBOR ARM	928	191,433,980.17	56.86	7.85	359	84.58	631
3/27 6 MO LIBOR IO	11	3,387,666.11	1.01	6.89	359	75.77	669
3/27 6 Mo LIBOR ARM	18	3,033,163.72	0.90	6.78	360	80.49	687
5/25 6 MO LIBOR	4	1,043,464.67	0.31	6.37	359	68.85	627
5/25 6 MO LIBOR IO	7	3,174,920.00	0.94	6.55	359	75.14	665
Fixed Rate	228	32,502,861.83	9.65	7.43	327	75.18	651
Fixed Rate Balloon	87	7,502,143.77	2.23	9.90	179	99.13	697
Fixed Rate IO	4	657,717.33	0.20	6.91	360	79.37	681

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	351	$101,188,724.99	30.05%	7.04%	359	80.92%	679
Not Interest Only	1,265	235,515,614.16	69.95	7.83	349	83.62	637

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	490	$114,027,320.73	33.87%	7.90%	348	84.56%	660
12 months	13	4,125,485.12	1.23	7.16	359	74.35	649
24 months	665	138,609,285.48	41.17	7.52	357	83.00	647
36 months	444	79,466,953.30	23.60	7.31	350	80.42	639
60 months	4	475,294.52	0.14	7.65	334	79.60	640

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,515	$328,047,224.49	97.43%	7.53%	357	82.38%	648
Second Lien	101	8,657,114.66	2.57	10.11	182	99.14	694

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	679	$119,788,668.91	35.58%	7.70%	354	83.93%	615
Limited Documentation	38	9,894,997.90	2.94	7.71	355	85.47	620
No Documentation	196	39,663,400.41	11.78	7.44	352	81.59	715
Stated Income	703	167,357,271.93	49.70	7.55	351	82.14	661

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	538	$98,521,890.10	29.26%	7.398%	351	75.77%	620
Purchase	1,054	233,827,016.26	69.45	7.67	353	85.93	663
Rate/Term Refinance	24	4,355,432.79	1.29	7.91	349	74.79	608

Total	1,616	$336,704,339.15	100.00%	7.595%	352	82.81%	650

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	100	$21,321,084.56	6.33%	7.56%	354	84.17%	671
Multi-Unit	68	17,142,258.99	5.09	7.80	356	86.73	666
PUD	288	68,902,415.79	20.46	7.60	353	84.27	656
Single Family Residence	1,160	229,338,579.81	68.11	7.58	352	81.95	644

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	46	$4,573,849.01	1.36%	8.06%	354	77.31%	651
Primary	1,552	327,148,925.64	97.16	7.59	352	82.94	649
Secondary Home	18	4,981,564.50	1.48	7.40	358	78.94	675

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	18	$1,761,587.57	0.52%	8.30%	347	85.44%	611
Arizona	35	6,983,333.41	2.07	7.72	357	82.18	666
Arkansas	6	729,259.27	0.22	8.22	359	90.87	639
California	275	78,281,330.82	23.25	7.05	349	80.37	657
Colorado	22	5,315,145.32	1.58	7.32	360	80.56	646
Connecticut	18	4,691,593.05	1.39	7.71	356	86.51	654
Delaware	8	1,409,571.39	0.42	8.63	360	79.54	582
District of Columbia	6	1,646,399.63	0.49	7.93	350	79.39	648
Florida	399	77,284,909.48	22.95	7.65	354	82.47	650
Georgia	32	7,753,476.71	2.30	8.14	353	88.01	670
Idaho	1	830,000.00	0.25	5.99	360	66.40	668
Illinois	32	7,252,818.12	2.15	7.54	357	88.37	654
Indiana	3	490,598.61	0.15	7.48	360	84.33	604
Iowa	2	237,798.64	0.07	7.00	359	80.00	741
Kansas	15	1,663,797.02	0.49	8.61	350	84.49	608
Kentucky	9	969,440.99	0.29	8.49	357	86.61	614
Louisiana	40	3,741,147.50	1.11	8.01	333	75.51	625
Maine	8	1,435,861.98	0.43	7.90	353	85.72	600
Maryland	64	16,341,585.74	4.85	7.88	357	83.15	639
Massachusetts	23	6,246,814.82	1.86	7.96	344	82.32	644
Michigan	63	8,400,857.04	2.50	8.07	359	85.30	639
Minnesota	9	1,598,971.97	0.47	8.30	359	89.86	643
Mississippi	12	1,732,955.06	0.51	8.69	355	89.14	647
Missouri	30	3,851,809.81	1.14	8.38	352	83.99	622
Nebraska	2	147,750.00	0.04	6.81	273	92.41	669
Nevada	26	6,359,675.79	1.89	7.16	355	81.92	681
New Hampshire	9	1,966,121.33	0.58	7.87	360	84.96	649
New Jersey	28	9,288,884.87	2.76	7.80	358	86.08	640
New York	37	10,978,853.52	3.26	7.54	353	83.98	658
North Carolina	11	2,953,217.71	0.88	7.88	359	86.01	644
Ohio	50	6,548,407.19	1.94	7.80	352	84.50	634
Oklahoma	11	1,072,181.48	0.32	8.15	325	84.90	620
Oregon	15	3,150,628.28	0.94	7.28	360	87.29	665
Pennsylvania	44	4,799,575.82	1.43	7.85	353	83.06	638
Rhode Island	1	246,000.00	0.07	9.30	360	100.00	653
South Carolina	16	3,176,195.93	0.94	8.29	359	82.68	630
South Dakota	1	69,813.34	0.02	8.90	179	43.75	674
Tennessee	34	3,159,881.50	0.94	8.64	353	84.91	619
Texas	58	10,697,900.22	3.18	7.57	346	82.26	645
Utah	6	1,179,441.88	0.35	7.00	359	83.04	658
Vermont	2	337,034.65	0.10	8.25	359	95.00	649
Virginia	95	20,998,512.42	6.24	7.80	350	83.88	645
Washington	29	6,952,886.09	2.06	7.44	351	83.30	679
West Virginia	2	408,747.83	0.12	7.76	359	90.00	672
Wisconsin	9	1,561,565.35	0.46	8.06	359	81.72	618

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	1	$990,000.00	0.33%	6.25%	359	66%	642
4.000 - 4.499	25	5,932,379.96	2.00	6.21	359	67.25	686
4.500 - 4.999	288	74,784,878.49	25.26	6.80	359	78.82	700
5.000 - 5.499	248	59,651,117.26	20.15	7.00	359	81.49	665
5.500 - 5.999	307	70,388,339.18	23.78	7.56	359	84.00	639
6.000 - 6.499	235	49,466,896.79	16.71	8.35	359	90.06	608
6.500 - 6.999	122	25,518,118.12	8.62	9.15	359	89.56	585
7.000 - 7.499	71	9,309,886.42	3.14	9.58	359	82.67	552

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	$164,601.92	0.06%	4.99%	358	63.46%	674
5.000 - 5.499	4	950,767.65	0.32	5.39	360	71.90	733
5.500 - 5.999	40	13,134,362.43	4.44	5.86	359	74.69	665
6.000 - 6.499	92	25,352,572.81	8.56	6.27	359	76.81	667
6.500 - 6.999	285	73,067,506.01	24.68	6.78	359	80.40	678
7.000 - 7.499	186	42,693,309.62	14.42	7.25	359	81.95	660
7.500 - 7.999	264	59,594,659.57	20.13	7.75	360	85.32	656
8.000 - 8.499	102	21,222,199.63	7.17	8.26	360	87.43	633
8.500 - 8.999	152	30,491,641.28	10.30	8.75	359	87.96	601
9.000 - 9.499	63	11,353,139.71	3.83	9.24	359	88.91	588
9.500 - 9.999	71	12,623,993.20	4.26	9.73	359	91.09	569
10.000 - 10.499	15	2,116,149.44	0.71	10.28	360	89.86	567
10.500 - 10.999	16	2,448,718.64	0.83	10.78	359	88.77	554
11.000 - 11.499	4	723,958.00	0.24	11.16	360	91.75	552
11.500 - 11.999	2	104,036.31	0.04	11.53	360	75.45	561

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.500 - 11.999	2	$614,132.09	0.21%	5.55%	359	60.93%	710
12.000 - 12.499	5	1,388,767.65	0.47	5.66	360	72.24	676
12.500 - 12.999	42	13,992,582.26	4.73	5.96	359	74.75	656
13.000 - 13.499	92	25,121,705.33	8.49	6.28	359	77.02	669
13.500 - 13.999	283	71,972,256.01	24.31	6.78	359	80.60	679
14.000 - 14.499	187	42,905,742.22	14.49	7.26	359	81.96	659
14.500 - 14.999	263	59,635,143.49	20.14	7.76	360	85.21	655
15.000 - 15.499	101	21,049,060.11	7.11	8.26	360	87.41	634
15.500 - 15.999	151	29,992,231.76	10.13	8.76	359	88.18	602
16.000 - 16.499	63	11,353,139.71	3.83	9.24	359	88.91	588
16.500 - 16.999	71	12,623,993.20	4.26	9.73	359	91.09	569
17.000 - 17.499	15	2,116,149.44	0.71	10.28	360	89.86	567
17.500 - 17.999	16	2,448,718.64	0.83	10.78	359	88.77	554
18.000 - 18.499	4	723,958.00	0.24	11.16	360	91.75	552
18.500 - 18.999	2	104,036.31	0.04	11.53	360	75.45	561

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500	2	$859,204.57	0.29%	6.63%	359	71.19%	602
3.000	1,295	295,182,411.65	99.71	7.56	359	83.28	648

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1,294	$294,969,911.65	99.64%	7.56%	359	83.27%	648
1.500	2	859,204.57	0.29	6.63	359	71.19	602
3.000	1	212,500.00	0.07	7.63	358	85.00	647

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
01/07	2	$321,114.97	0.11%	6.74%	356	80%	699
02/07	6	1,377,974.27	0.47	9.08	357	93.47	573
03/07	39	9,936,165.83	3.36	8.19	358	83.98	610
04/07	650	141,942,006.35	47.95	7.50	359	82.83	650
05/07	557	131,582,410.30	44.45	7.62	360	84.09	647
06/07	3	242,730.00	0.08	8.25	360	90.00	698
04/08	17	3,741,899.83	1.26	6.81	359	80.02	676
05/08	12	2,678,930.00	0.90	6.88	360	75.17	680
03/10	2	911,079.88	0.31	6.59	358	80.71	662
04/10	5	2,042,554.79	0.69	6.42	359	72.02	650
05/10	4	1,264,750.00	0.43	6.58	360	70.97	660

Total	1,297	$296,041,616.22	100.00%	7.56%	359	83.24%	648

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
M1	757	$159,071,626.13	47.24%	7.72%	354	83.36%	629
M2	181	29,968,739.55	8.90	8.08	350	77.22	589
M3	33	6,847,335.42	2.03	8.36	356	74.27	578
M4	26	3,116,744.05	0.93	8.77	356	67.46	574
Alt A	616	137,288,915.00	40.77	7.29	350	84.18	692
A	3	410,979.00	0.12	7.52	334	77.97	631

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

IO Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	1,265	$235,515,614.16	69.95%	7.84%	349	83.62%	637
60	340	97,356,087.66	28.91	7.05	359	81.12	680
120	11	3,832,637.33	1.14	6.61	359	75.86	668

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1,041	$252,390,436.61	74.96%	7.46%	358	84.5%	658
NO MI	575	84,313,902.54	25.04	7.99	336	77.74	625

Total	1,616	$336,704,339.15	100.00%	7.60%	352	82.81%	650